Exhibit 10.3
*Certain information where indicated below in brackets has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed*

Amendment to Purchasing Agreement
Agreement No.: HPG-4037
Vendor: Cardiovascular Systems, Inc.
Agreement Date: May 1, 2018
Amendment Date: October 1, 2020

    Effective as of the Amendment Date above, HealthTrust Purchasing Group, L.P., a Delaware limited partnership having its principal place of business at 1100 Dr. Martin L. King Jr. Blvd., Suite 1100, Nashville, Tennessee, 37203 (hereinafter referred to as "HPG"), and Cardiovascular Systems, Inc., a Delaware corporation, with a place of business at 1225 Old Hwy 8 NW, St. Paul, MN 55112 hereby agree to amend their Purchasing Agreement dated May 1, 2018, and as subsequently amended, for ATHERECTOMY (collectively, the “Agreement”), as follows:

1.    Definitions.    The capitalized terms in this Amendment shall have the meaning designated in the Agreement unless otherwise expressly provided herein.

2.    Products and Pricing. Exhibit A to the Agreement is hereby amended by adding those additional items stated on Exhibit AA, attached hereto and incorporated by reference, as new Products to the Agreement and at the corresponding price indicated with the table.

3.    Rebates. “Rebates” within Exhibit A and Exhibit A-1 to the Agreement are hereby deleted in their entirety and replaced with the following, respectively:

    Exhibit A: “Rebates: [******] percent ([******]%) on all net Purchases during each calendar month.”

    Exhibit A-1: “Rebates: [******] percent ([******]%) on all net Purchases of Product within this Exhibit A-1 during each calendar month. In addition to the foregoing, Vendor also agrees to pay [******] dollars ($[******]) to HealthTrust for allocation to Purchasers on each purchased individual unit of measure of Product listed within this Exhibit A-1 during each calendar month.”

4.    Specific Purchasing Terms. Exhibit B to the Agreement is hereby deleted in its entirety and replaced with Exhibit BB, attached hereto and incorporated by reference, as the new Exhibit B to the Agreement.

5.    Except as expressly amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

Signatures Follow on Next Page

    IN WITNESS WHEREOF, the parties hereby indicate their agreement to the terms of this Amendment by the signatures of their authorized representatives.
Amendment – HPG-4037 - Page 1 of 8

HealthTrust Purchasing Group, L.P.,    Cardiovascular Systems, Inc.
by HPG Enterprises, LLC, its general partner

HealthTrust Signee: /s/ Cyrus Hadjesmaili        Vendor Signee: /s/ Jeff Points

HealthTrust Signee Name: Cyrus Hadjesmaili        Vendor Signee Name: Jeff Points

HealthTrust Signee Title: AVP, Medical Device        Vendor Signee Title: Chief Financial Officer
    Sourcing
HealthTrust Signature Date: 9/25/2020        Vendor Signature Date: 9/25/2020

Amendment – HPG-4037 - Page 2 of 8

Exhibit AA
to
Amendment Date: October 1, 2020
for
Purchasing Agreement No. 4037
Vendor: Cardiovascular Systems, Inc.
Agreement Date: May 1, 2018

Additional Items:

Mfgr Catalog Number	Long Description	UOM	UOM Factor	Tier 1
220-13-1000U	TELEPORT MICROCATHETER 2.0Fr x 135cm	EA	1	$[******]
220-15-1000U	TELEPORT MICROCATHETER 2.0Fr x 150cm	EA	1	$[******]
221-13-1000U	TELEPORT CONTROL MICROCATHETER 2.1Fr x 135cm	EA	1	$[******]
221-15-1000U	TELEPORT CONTROL MICROCATHETER 2.1Fr x 150cm	EA	1	$[******]
WRN-D6	WIRION EMBOLIC PROTECTION SYSTEM FOR LOWER EXTREMITY 3.5-6.0mm VESSEL DIAMETERS	EA	1	$[******]

Amendment – HPG-4037 - Page 3 of 8

Exhibit BB
to
Amendment Date: October 1, 2020
for
Purchasing Agreement No. 4037
Vendor: Cardiovascular Systems, Inc.
Agreement Date: May 1, 2018

Exhibit B
Specific Purchasing Terms
1.    Product and Award Basis

Product	Award Basis
ATHERECTOMY	Multi

2.    Effective Date:    May 1, 2018
3.    Expiration Date:    February 1, 2025
4.    Prior Agreement:
The prior agreement between HealthTrust and Vendor dated August 1, 2014 is replaced by this Agreement upon the Effective Date, as provided in Section 15.1 (Entire Agreement; Prior Agreement).
5.    Market Level Pricing:
If the award basis stated above for any Product is other than Sole Source, Vendor acknowledges that if any Participant is able to commit a selected group of its Affiliated Purchasers to purchase from Vendor a higher commitment basis (either by market share percentage or award basis), or to otherwise provide value to Vendor, then Vendor agrees to provide mutually acceptable reduced prices for Products for such Purchasers (“Committed Purchasers”). In each such event, HealthTrust, Vendor and the Participant shall enter into an amendment to this Agreement specifically for such Committed Purchasers, which shall state the reduced prices for Products and other applicable terms, and shall list the Committed Purchasers that are eligible for such prices, subject to any applicable commitment stated therein. Except as modified by such amendment, the terms of this Agreement shall apply to purchases of Products by Committed Purchasers, and such purchases shall be deemed to have been made under this Agreement. If the Committed Purchasers fail to meet any agreed upon commitments, Vendor’s sole remedy shall be to terminate the applicable amendment and move the Committed Purchasers to the prices applicable under this Agreement. The terms of this Agreement shall control in the event of any conflict with the terms of any such amendment.

Amendment – HPG-4037 - Page 4 of 8

6.    Contacts for Notices:
HealthTrust’s contact for notices under the Agreement:
Senior Vice President, Strategic Sourcing
HealthTrust Purchasing Group, L.P.
1100 Dr. Martin L. King Jr. Blvd., Suite 1100
Nashville, TN 37203
With a copy to:
Chief Legal Officer
HealthTrust Purchasing Group, L.P.
1100 Dr. Martin L. King Jr. Blvd., Suite 1100
Nashville, TN 37203
Vendor’s contact for notices under the Agreement:
    Vice President, Market Development
    Cardiovascular Systems, Inc.
    1225 Old Hwy 8 NW
    St. Paul, MN 55112

With a copy to:
    General Counsel
    Cardiovascular Systems, Inc.
    1225 Old Hwy 8 NW
    St. Paul, MN 55112

7.    Additional Products or Services Provided at No Additional Charge:
The value of any additional product or service provided by Vendor to Purchasers may be considered to be an additional discount, rebate or other reduction in price to the Products and/or Services obtained under the Agreement. Purchasers may have an obligation to disclose and/or appropriately reflect any such discounts, rebates or price reductions in any costs claimed or charges made to Medicare, Medicaid, or health insurers requiring disclosure. Vendor agrees to provide estimates of the value of such additional products or services to Purchasers upon request.
8.    Product Warranty Duration: For shelf life of the Products as indicated on the packaging.
No later than sixty (60) days after use of the Product, the Purchaser must notify Vendor of any such defects or failure to conform to warranties set forth in this Agreement.
9.    Tracked Devices: N/A

10.    Ordering Process:
Purchasers may place orders directly from Vendor by the means checked below:
    Internet
    EDI
Amendment – HPG-4037 - Page 5 of 8

    Purchase Order
    Verbal
    Facsimile
    Other
    Not applicable - Product only available from Distributors
11.    Ordering Point:
Purchasers may place orders directly from Vendor and/or from Distributors as checked below:
    Vendor Direct only
    Distributor only
    Either Vendor Direct or Distributor
12.    Distributors: N/A
Purchasers may place orders with Distributors approved by HealthTrust, including the Distributors checked below:
    Cardinal Health 200, LLC
    Claflin Company
    Concordance Healthcare Solutions, LLC d/b/a Seneca
    Henry Schein, Inc.
    McKesson and associated affiliates
    Medline Industries, Inc.
    Owens & Minor Distribution, Inc.
RGH Enterprises, Inc. d/b/a AssuraMed
    Suture Express, Inc.
13.    Distributor Pricing: N/A
For Products obtained through Distributors, the price to Distributors shall be that listed in Exhibit A unless otherwise expressly provided in this Agreement.
14.    F.O.B. Designation:
Shipments of orders placed directly with Vendor shall be fulfilled as checked below:
    F.O.B. Origin
    F.O.B. Destination
If Products are shipped on an F.O.B. Origin basis, Vendor shall remain responsible for replacing, at Vendor’s sole expense, any Products lost or damaged in transit and, provided that Vendor has timely shipped replacement Products to the applicable Purchaser, shall be entitled to retain the proceeds of any damage-in-transit insurance claim.
15.    Delivery Time: Seven (7) calendar days from receipt of order.
16.    Required Fill Rate: Ninety-five percent (95%).
17.    Payment Terms:
Amendment – HPG-4037 - Page 6 of 8

GPO Fees: [******] percent ([******]%)
Vendor shall pay to HealthTrust such GPO Fees related to purchases hereunder during each calendar month during the Term within thirty (30) days after the expiration of each calendar month.
Rebates: Rebates shall be based on purchases by Purchasers under this Agreement made during each calendar month during the Term, and shall be paid within thirty (30) days after the expiration of each calendar month.
Purchasing Invoice: Net due forty-five (45) days from the latter of receipt of invoice or receipt of Product.
Electronic Payment Programs: Vendor shall accept payment through electronic payment programs (e.g., the American Express Buyer Initiated Payment (BIP) Solution, Bank of America’s ePayables, FifthThird Bank PayMode-X Solution, SunTrust MasterCard or Visa E-Payables Solution) for all payments arising under this Agreement.
18.    Addresses for Payments: GPO Fees and Rebates shall be sent to HealthTrust as follows:
For delivery of checks that require proof of delivery:
HealthTrust Purchasing Group, L.P.
c/o Wells Fargo
Attn: Wholesale Lockbox- P. O. Box 751576
Building 2C2-NC 0802
1525 West WT Harris Blvd.
Charlotte, North Carolina 28262
Telephone No.: 704-590-5382
For ACH payments:
Bank Name: Wells Fargo

        Account Name: HealthTrust Purchasing Group, L.P.

For wire payments:
    HealthTrust Purchasing Group, L.P.
        c/o Wells Fargo

For all other mail deliveries:
HealthTrust Purchasing Group, L.P.
    c/o Wells Fargo

    P.O. Box 751576
    Charlotte, North Carolina 28275-1576
Amendment – HPG-4037 - Page 7 of 8

HealthTrust reserves the right to revise the above payment address information by providing written notice to Vendor.
19.    Freight / Shipping Charges:
Freight/shipping charges for purchases directly from Vendor shall be subject to the additional terms checked below:
    Freight/shipping charges are not included in the Product price and shall be “prepaid” by Vendor and added to the invoice as a separate line item that is identified as either a “freight” or “shipping” charge. The freight/shipping charge shall not include any additional amounts for shipping for which Vendor is responsible pursuant to Section 8.1 of the Agreement.
    Freight/shipping charges are included in the Product price, subject to Purchaser’s obligations to pay any additional expedited freight/shipping charges (if such expedited delivery is requested by Purchaser), as stated in Section 8.1 of the Agreement.
    Freight collect via carrier designated by Purchaser or HealthTrust.
    N/A – Products available only via distribution.
20.    Insurance Policy Minimum Amounts:
Per Occurrence: Ten million dollars ($10,000,000.00).
In the Annual Aggregate: Twenty-five million dollars ($25,000,000.00).
21.    Vendor Customer Service:
Vendor’s customer service representatives shall be available between 8:00 A.M. and 8:00 P.M. Eastern Time, Monday through Friday, except for holidays.
22.    Training, Repair, Safety:
Vendor shall supply training, repair and safety information to each Purchaser as checked below:
    Operator training
    Preventative maintenance and repair instruction
    Repair and replacement parts lists, ordering instructions, and alternative sources of parts
    Material Safety Data Sheets for all material/chemical Product purchases in compliance with OSHA standards and those of any other applicable federal, state or local law or regulation
23.    Related Product Offerings:
With respect to each product category under this Agreement, Vendor shall provide to HealthTrust quarterly a listing of (i) its and its Affiliates’ entire offering of products in each
Amendment – HPG-4037 - Page 8 of 8

such product category and (ii) to the extent reasonably available, its competitors’ offerings of products in each such product category, in the form of the following worksheet:

The file containing the products listings shall be uploaded to: http://www.healthtrustcorp.com/xref
Amendment – HPG-4037 - Page 9 of 8